RESTRICTED CASH AND SHORT-TERM DEPOSITS (Tables)	12 Months Ended
Dec. 31, 2021
Restricted Cash and Investments [Abstract]
Components of restricted cash and cash equivalents
Our restricted cash and short-term deposits balances are as follows:

(in thousands of $)	2021	2020
Restricted cash in relation to the Hilli (1)	60,720	77,212
Restricted cash and short-term deposits held by lessor VIEs (2)	59,230	36,875
Restricted cash in relation to liability for UK tax leases (3)	16,000	—
Restricted cash relating to sale of LNG Croatia (4)	11,328	—
Restricted cash related to Hygo performance guarantee (5)	1,500	—
Restricted cash relating to office lease	782	868
Restricted cash relating to the $1.125 billion debt facility (6)	605	2,615
Restricted cash relating to interest rate swaps (7)	—	8,864
Restricted cash relating to disposal of LNG Croatia (8)	—	36,747
Total restricted cash and short-term deposits	150,165	163,181
Less: Amounts included in current restricted cash and short-term deposits	(77,337)	(100,361)
Long-term restricted cash	72,828	62,820

(1) In November 2015, in connection with the issuance of a $400 million letter of credit (“LC”) by a financial institution to our project partner involved in the Hilli FLNG project, we posted an initial cash collateral sum of $305.0 million to support the Hilli performance guarantee. Under the provisions of the $400 million LC, the terms allow for a stepped reduction in the value of the guarantee over time and thus, a concurrent reduction in the cash collateral requirements. In May 2021, following the achievement of the 3.6 million tonnes of LNG production milestone, the LC was reduced to $100 million and the cash collateral to $60.7 million.

In November 2016, after certain conditions precedent were satisfied by the Company, the LC required in accordance with the signed LTA was re-issued and, with an initial expiry date of December 31, 2018, the LC automatically extends, on an annual basis, until the tenth anniversary of the acceptance date of the Hilli by the charterer, unless the bank should exercise its option to exit from this arrangement by giving three months' notice prior to the annual renewal date.

(2) These are amounts held by lessor VIE entities that we are required to consolidate under U.S. GAAP into our financial statements as VIEs (note 5).

(3) The lessor for the six UK leases has a first priority security interest in relation to the Golar Gandria and second priority interests in relation to the Golar Tundra and the Golar Frost and a collateral of $16.0 million (note 29).

(4) In connection with the Operation & Maintenance Agreement (“LNG Hrvatska O&M Agreement”) that we entered with LNG Hrvatska d.o.o. to operate and maintain the FSRU, LNG Croatia, we are required to hold a performance guarantee of €9.3 million and $1.3 million, which will remain restricted throughout the 10-year O&M Agreement term.

(5) In connection with the disposal of Hygo, we provided a $1.5 million performance guarantee to the senior lenders of CELSE to enable the lenders to waive their requirement for consent in the event of a change of control and extend the technical completion date. The guarantee expired in January 2022.

(6) At December 31, 2021, the remaining balance in the $1.125 billion facility only relates to the Golar Frost amounting to $54.7 million with a cash collateral of $0.6 million.

(7) This refers to the collateral required by certain banks for some of our interest rate swaps that have a credit arrangement which requires us to provide cash collateral when the market value of the instrument falls below a specified threshold.
(8) In December 2020, as part of the sale of LNG Croatia, $36.7 million (€30.0 million) was required to be held in an escrow account and was subsequently released 30 days post-acceptance of the vessel (note 18).